                                                        EXHIBIT 10.1(c)


                                 July 23, 1996


Global TeleSystems Group, Inc.
1751 Pinnacle Drive
North Tower 12th Floor
McLean, Virginia 22102


                         Global TeleSystems Group, Inc.

Ladies and Gentlemen:

        We refer to (i) the Senior Note Purchase Agreement, dated as of January 19, 1996, as amended by letter agreement, dated June 6, 1996 (as so amended and as it may be further amended, supplemented or otherwise modified from time to time, the "Initial Chatterjee Agreement"), between Global TeleSystems Group, Inc. (the "Company") and The Open Society Institute ("OSI") and Chatterjee Fund Management, L.P., as purchasers (the "Initial Chatterjee Purchasers"); and (ii) the Senior Note Purchase Agreement, dated as of June 6, 1996 (as such agreement may be amended, supplemented or otherwise modified from time to time, the "Additional Chatterjee Agreement"; the Initial Chatterjee Agreement and the Additional Chatterjee Agreement being, collectively the "Chatterjee Agreements"), between the Company and OSI, Winston Partners II LDC and Winston Partners II LLC, as purchasers (the "Additional Chatterjee Purchasers"; the Initial Chatterjee Purchasers and the Additional Chatterjee Purchasers being, collectively, the "Chatterjee Purchasers"). Terms defined or referenced in the Additional Chatterjee Agreement and not otherwise defined or referenced herein are used herein as therein defined or referenced.

        The Company and the Chatterjee Purchasers hereby agree as follows:

        1. Each Chatterjee Agreement is hereby amended as set forth below (the "Amendments"):

        (a) The definition of "Equity Offering" contained in Section 1.1 of such Chatterjee Agreement is amended by substituting for the period at the end thereof the phrase "; provided, however, that the private placement of the Company's common stock (expected, as of the date hereof, to become effective in July 1996) shall not, with respect to proceeds thereof received from July 1 to October 31, 1996, constitute an Equity Offering."

        (b)(i) Clause (i) of Section 8.1(a) of such Chatterjee Agreement is amended by substituting the phrase "each fiscal year of the Company (but, in the case of fiscal year 1995, no later than August 23, 1996)" for the phrase "each fiscal year of the Company" contained therein.

        (ii) Clause (i) of Section 8.1(b) of such Chatterjee Agreement is amended by substituting the phrase "each fiscal quarter of each year (but, in the case of the fiscal quarter

Global TeleSystems Group, Inc.          2                          July 23, 1996


     ending March 31, 1996, no later than September 16, 1996)" for the phrase "each fiscal quarter of each year" contained therein.

          (c) Section 9.9(d) of such Chatterjee Agreement is amended (i) by substituting the phrase "any fiscal quarter ending after June 30, 1997" for the phrase "any quarter" contained in the first sentence thereof; and by substituting "N/A" for each ratio in the chart therein corresponding to any of fiscal years 1995 and 1996 and the fiscal quarters ending March 31 and June 30, 1997.

          (d)(i) Section 9.11 of such Chatterjee Agreement is amended (A) by redesignating clause (e) thereof as clause "(g)"; and (B) by inserting, immediately after clause (d) thereof, the following:

          "; (e) additional Investments in the Company's Subsidiaries, made on or before December 31, 1996, reflected on Schedule 9.11 (under the heading "Projected Intercompany Balance YE 1996" and not under the heading "3/31/96 Balance") and consisting of Indebtedness the proceeds of which are or will be used, directly or indirectly, for working capital purposes of the Company's Subsidiaries, in each case in the ordinary course of the business of such Subsidiaries; provided, however, that the Company shall cause each of its U.S. Subsidiaries, and shall use commercially reasonable efforts to cause each of its Non-U.S. Subsidiaries, to repay (in each case, without duplication) the Indebtedness incurred by it in accordance with this clause (e), but only to the extent of net proceeds of the OPIC and the EBRD financings (referred to in Schedule A under "Pending Financings") as and when received by such Subsidiary and available to such Subsidiary (under applicable laws and regulations and pursuant to the terms of such financings) for application to such repayment (or reduction); (f) additional Investments by the Company in its Subsidiaries, the proceeds of which are used for payroll to employees of the Company and its Subsidiaries;".

     (ii) Section 9.3 of such Chatterjee Agreement is amended (A) in the case of the Initial Chatterjee Agreement, by redesignating clause (e) thereof as clause "(f)"; and (B) in the case of each Chatterjee Agreement, (1) by redesignating clause (d) thereof as clause "(e)" and by substituting the phrase "this clause (e)" for the phrase "this clause (d)" contained therein, and (2) by inserting, immediately following clause (c) thereof, the phrase: "(d) additional Indebtedness constituting Investments permitted by clause (e) or (f) of Section 9.11;".

     (iii) Such Chatterjee Agreement is amended by adding at the end thereof (in appropriate numerical order of its Schedules) a new Schedule 9.11 in the form of Schedule 9.11 hereto.

          2. The Chatterjee Purchasers waive any and all Events of Default (as defined in the Initial Transaction Documents and the Transaction Documents to which they are respective parties) and any and all events ("Potential Defaults") that, with the giving of notice or lapse of time or both, would constitute Events of Default, to the extent that such Events of Default and Potential Defaults (i) arose on or before the date hereof and before giving effect to the Amendments and (ii) resulted from events, transactions, facts and circumstances that, immediately after giving effect to the Amendments, would not constitute Events of Default or Potential Defaults.

Global TeleSystems Group, Inc.         3                           July   , 1996


        3. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

        4. This letter agreement becomes effective as of January 19, 1996, on the date on which the Company and each Chatterjee Purchaser shall have exercised and delivered a counterpart hereof. Upon the effectiveness of this letter agreement, each reference in any Initial Transaction Document or Transaction Document to either Chatterjee Agreement or any term or provision thereof shall mean such Chatterjee Agreement, such term or such provision, respectively, as amended hereby. Except as otherwise provided herein, the Initial Transaction Documents and the Transaction Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed.

        5. This letter agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same letter agreement. Delivery of an executed counterpart of a signature page of this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

        Please indicate your agreement to the foregoing by executing a counterpart of this letter agreement in the appropriate space provided below.

                                      Very truly yours,



THE OPEN SOCIETY INSTITUTE            WINSTON PARTNERS II LDC



By                                 By /s/ [ILLEGIBLE]
   ------------------------------        --------------------------------------
   Name:                                 Name: Curacao Corporation Company N.V.
   Title:                                Title: Sole Director
                                         MJA

CHATTERJEE FUND MANAGEMENT, L.P.      WINSTON PARTNERS II LLC



By                                    By Chatterjee Advisors L.L.C.
   ------------------------------        Its Sole Manager
   Its General Partner



By                                    By
   ------------------------------        --------------------------------------
   Name:                                 Name:
   Title:                                Title:

Global TeleSystems Group, Inc.                                    July 23 1996

        3. THIS LETTER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

        4. This letter agreement becomes effective as of January 19, 1996, on the date on which the Company and each Chatterjee Purchaser shall have exercised and delivered a counterpart hereof. Upon the effectiveness of this letter agreement, each reference in any Initial Transaction Document or Transaction Document to either Chatterjee Agreement or any term or provision thereof shall mean such Chatterjee Agreement, such term or such provision, respectively, as amended hereby. Except as otherwise provided herein, the Initial Transaction Documents and the Transaction Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed.

        5. This letter agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same letter agreement. Delivery of an executed counterpart of a signature page of this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

        Please indicate your agreement to the foregoing by executing a counterpart of this letter agreement in the appropriate space provided below.

                                           Very truly yours,



THE OPEN SOCIETY INSTITUTE                 WINSTON PARTNERS II LDC



By /s/ Gary Gladstone                     By
   --------------------------------           --------------------------------
   Name:                                      Name:
   Title:                                     Title:


CHATTERJEE FUND MANAGEMENT, L.P.          WINSTON PARTNERS II LLC



By /s/ [ILLEGIBLE]                        By Chatterjee Advisors L.L.C.
   --------------------------------           Its Sole Manager
   Its General Partner



By /s/ [ILLEGIBLE]                        By  /s/ [ILLEGIBLE]
   --------------------------------           --------------------------------
   Name:                                      Name: [Illegible]
   Title: Attorney-in-fact                    Title: Manager

Global TeleSystems Group, Inc.            4                        July 23 1996


                              Accepted and Agreed:

                              GLOBAL TELESYSTEMS GROUP, INC.



                              By /s/ [ILLEGIBLE]
                                 -------------------------------------------
                                     Name:  NS Molberger
                                     Title: Vice President - General Counsel

                                Schedule 9.11

                             Additional Investments
                          for Working Capital Purposes


                 SCHEDULE OF INTERCOMPANY BALANCES (1)(2)(4)(9)

                          1996 FORECAST - ($ In 000's)

                                                        Projected   Ye 96 Variance to             Break Out of Variance
                                        3/31/96      Intercompany             3/31/96    ----------------------------------------
Activity Related to:                    Balance   Balance Ye 1996             Balance      W/C      GUP Ex    Other(8)   Re-class
--------------------                    -------   ---------------             -------    ------     ------    --------   --------
GTS Hermes(3)                           $16,003           $17,075             ($1,072)   $ 1,072   $     -    $      -    $    -
GTS Europe South                          4,438             5,226                (788)       788         -           -         -
GTS Hungaro                              10,913            16,257              (5,344)     2,714     2,630           -         -
GTS Czech                                 2,374             3,285                (911)       911         -           -         -
GTS Bulgaria                                 59                59                   0          -         -           -         -
Moscoregoff                               1,501             3,209              (1,708)     1,708         -           -         -
GTS Cellular                              6,192            12,485              (6,293)     4,963     1,330           -         -
SFMT Rusnet                              19,429            33,923             (14,494)     5,099     8,706         689         -
Vostok Mobile                                 -             1,614              (1,614)     1,614         -           -         -
Sovintel                                      -             5,791              (5,791)       231         -       5,560         0
SFMT Sovintel 1                           7,338                 -               7,338          -         -      (7,338)        0
Sovam                                     6,102                 -               6,102          -         -      (6,102)        0
SFMT Datacom                                  -             9,376              (9,376)     1,654     1,620       6,102         -
SFMT China(V-Tech)(6)                     7,062            10,795              (3,733)     3,640        93           -         -
GTS India                                   652             1,308                (656)       656         -           -         -
GTS Vox                                       -               195                (195)       195         -           -         -
TCM                                         125                 -                 125       (125)        -           -         -
SFIT                                          -              (689)                689          0         -        (689)        0
ACIC(CITS)(7)                                 -                10                 (10)        10         -           -         -
Transpacific Ventures China Cellular          -                54                 (54)        54         -           -         -
San Francisco/Moscow Teleport                 -             1,778              (1,778)         -         -       1,778         -
Telecom Consulting & Advisory(5)              -             4,381              (4,381)     4,381         -           -         -
Kiev                                          -             4,800              (4,800)     1,988     2,862           -         -
                                        -------          --------           ---------     -------   -------   --------   -------
TOTAL                                   $82,188          $130,932            ($48,744)   $31,553   $17,241    $      -   $     -

Notes:
 (1) These amounts do not reflect the final adjustments associated with the closing of the Fiscal Year 1995 and 1st and 2nd Quarters 1996 results.
 (2) Excludes GTS Holding Company's equity investment in operating companies.
 (3) Hermes includes shareholders note of $12M which will be converted to equity before year end 1996.
 (4) These amounts do not include payroll paid by GTS Group, Inc. on behalf of GTS Inc. This entity is only set up for payment of U.S. payroll but does create an intercompany account in order to facilitate the payment. YTD
     May 1996 was approximately $2.5M and full year 1996 is estimated at $6.0M
 (5) Payroll company for CIS operations (Expats).
 (6) W/C includes investment in VSAT inventory for resale.
 (7) Cash requirements for CITS are considered equity investment but may result in an intercompany account.
 (8) Represents a reclass between entities
 (9) The amounts indicated opposite each subsidiary listed below reflect either or both of the following: (a) direct or indirect (back-to-back) loans to such Subsidiary by the Company or other Subsidiaries and (b) direct or indirect (back-to-back) loans from such Subsidiary to any other Subsidiary. The aggregate amount of these intercompany loans (determined, without duplication, after giving effect to the loans described in the preceding sentence) does not exceed the respective amounts indicated opposite
     "TOTAL" below.